UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                      ________________________________

                                  FORM 8-K
                      ________________________________

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 16, 2007
                       ________________________________

                  HEIDRICK & STRUGGLES INTERNATIONAL, INC.
           (Exact name of registrant as specified in its charter)
                                ____________

             Delaware              0-25837             36-2681268
         (State or other      (Commission File       (IRS Employer
           jurisdiction            Number)        Identification No.)
        of incorporation)


    233 South Wacker Drive, Suite 4200, Chicago, IL      60606-6303
       (Address of principal executive offices)          (Zip Code)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (312) 496-1200

                                    N/A
       (Former name or former address, if changed since last report.)

                                ____________

   / / Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   / / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   / / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





   ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
   VINCENT C. PERRO SEPARATION AGREEMENT.

   On February 16, 2007, the Company entered into a Separation Agreement and General Release with Vincent C. Perro, currently the Company's President, Leadership Consulting. Under this agreement, Mr. Perro's last day of employment with the Company will be March 31, 2007 (the "Termination Date"). Mr. Perro will receive a 2006 bonus payment of no less than $427,500 in cash. He will also receive a severance payment equal to 12 months of his base salary plus 12 months of his target bonus, for a total lump-sum severance payment of $900,000. The separation agreement provides that (i) all Company stock options granted to Mr. Perro that are vested as of the Termination Date will continue to be exercisable for a period of sixty days after the Termination Date and (ii) all stock options and other equity awards that are unvested as of the Termination Date will be forfeited. The separation agreement provides for the execution of a General Release and Waiver by Mr. Perro and sets forth other covenants in connection with the termination of his employment. For more complete information, please refer to the full text of the separation agreement which is attached to this Form 8-K as exhibit 99.

   ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

   Effective March 31, 2007, Mr. Perro's employment as the Company's President, Leadership Consulting will terminate.

   ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.

   Exhibit
   Number    Description
   ------    -----------

   99        Separation Agreement and General Release between Vincent C.
             Perro and Heidrick & Struggles International, Inc., dated as of February 16, 2007.





                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HEIDRICK & STRUGGLES INTERNATIONAL, INC.
                                                (Registrant)

   Date: February 20, 2007
                                 By:  /s/ K. Steven Blake
                                      -----------------------------------
                                 Name:   K. Steven Blake
                                 Title:  Secretary & General Counsel